UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                   --------------------------------------------


                                     FORM  8-K


                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                 November 30, 1998
                         (Date of earliest event reported)


                                 KELLWOOD COMPANY
                (Exact Name of Registrant as Specified in Charter)


                                     Delaware
                  (State of Other Jurisdiction of Incorporation)


                                    36-2472410
             (Commission File Number)(IRS Employer Identification No.)


                               600 KELLWOOD PARKWAY
                                  P.O. BOX 14374
                           CHESTERFIELD, MISSOURI 63017
                         (Address, including zip code, of
                     Registrant s Principal Executive Offices)


                                  (314) 576-3100
               (Registrant s Telephone Number, including area code)


   ITEM 2.   Other Events

             On November 30, 1998, Kellwood Company, a Delaware corporation
   ( Kellwood ), Fritzi California, a California corporation ( Fritzi ), and the stockholders of Fritzi entered into an Agreement for Purchase and Sale of Assets (the Agreement ), to purchase substantially all of the non-real estate assets of Fritzi for (i) 844,000 shares of Kellwood Common Stock, and
   (ii) the assumption of certain liabilities and obligations.

        A copy of the Agreement and the press release announcing the signing of the Agreement are attached as Exhibits and are incorporated herein by reference.


   ITEM 7.   FINANCIAL STATMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (a) Agreement for Purchase and Sale of Assets, dated November 30, 1998, among Kellwood Company, Fritzi California and the stockholders of Fritzi California.

             (b)  Press Release dated December 1, 1998.


                                    SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form 8-K and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri on December 2, 1998.

                                 KELLWOOD COMPANY


                                 By:  /s/ Thomas H. Pollihan
                                      -----------------------------------
                                          Thomas H. Pollihan
                                          Vice President, Secretary and
                                           General Counsel